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As filed with the Securities and Exchange Commission on May 3, 2010

Registration Number 333-164590

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Amendment No. 7
to
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

DOUGLAS DYNAMICS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	3531	134275891
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

7777 North 73rd Street
Milwaukee, Wisconsin 53223
(414) 354-2310
(Address, including zip code, and telephone number, including area code, of registrant's of principal executive offices)

James L. Janik
President and Chief Executive Officer
Douglas Dynamics, Inc.
7777 North 73rd Street
Milwaukee, Wisconsin 53223
(414) 354-2310
(Name, address and telephone number, including area code, of agent for service)

Copies to:

Bruce D. Meyer Ari B. Lanin Gibson, Dunn & Crutcher LLP 333 South Grand Avenue Los Angeles, CA 90071 (213) 229-7000	Gregg A. Noel Skadden, Arps, Slate, Meagher & Flom LLP 300 South Grand Avenue Los Angeles, CA 90071 (213) 687-5000

As soon as practicable after this Registration Statement becomes effective.
(Approximate date of commencement of proposed sale to the public)

          If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☐

          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

          If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

          If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

          Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee

Common Stock, $.01 par value	11,500,000	$184,000,000	$13,119.20(3)

(1)
Includes 1,500,000 shares that the underwriters have the option to purchase to cover overallotments, if any.
(2)
Estimated solely for the purpose of computing the amount of the registration fee, in accordance with Rule 457(a) promulgated under the Securities Act of 1933.
(3)
Previously paid.

          THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

 EXPLANATORY NOTE

        This Amendment No. 7 to the Registration Statement on Form S-1 of Douglas Dynamics, Inc. (File No. 333-164590) is being filed solely to file the exhibits listed in the exhibit index hereto as being "Filed herewith."

 PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 13.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

        The table below lists various expenses, other than underwriting discounts and commissions, we expect to incur in connection with the sale and distribution of the securities being registered hereby. All the expenses are estimates, except the Securities and Exchange ("SEC") registration fee and the Financial Industry Regulatory Authority ("FINRA") filing fee. All such expenses will be borne by the Company; none of the expenses will be borne by the selling stockholders.

Type	Amount
SEC Registration Fee	$13,119.20
FINRA Filing Fee	18,900
NYSE Filing Fee	125,000
Legal fees and expenses	1,870,000
Accounting fees and expenses	1,300,000
Printing and engraving expenses	670,000
Transfer agent and registrar fees	3,400

Total	$4,000,419.20

*
To be filed by amendment

ITEM 14.    INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        Section 102 of the Delaware General Corporation Law ("DGCL"), allows a corporation to eliminate the personal liability of directors of a corporation to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except where the director breached the duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit. The certificate of incorporation that we plan to adopt prior to the consummation of this offering (such certificate of incorporation being "our new certificate of incorporation") will include a provision that eliminates the personal liability of our directors for monetary damages to the extent permitted by Section 102 of the DGCL.

        Section 145 of the DGCL provides for the indemnification of officers, directors and other corporate agents in terms sufficiently broad to indemnify such persons under circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Securities Act").

        The bylaws that we intend to adopt prior to the consummation of this offering (such bylaws being "our new bylaws") will provide for indemnification of our officers, directors, employees and agents to the extent and under the circumstances permitted under the DGCL.

        In addition to the indemnification to be provided by our new bylaws, prior to the consummation of this offering, we will enter into agreements to indemnify our directors and executive officers. These agreements, subject to certain exceptions, will require us to, among other things, indemnify these directors and executive officers for certain expenses, including attorney fees, witness fees and expenses, expenses of accountants and other advisors, and the premium, security for and other costs relating to any bond, arising out of that person's services as a director or officer of us or any of our subsidiaries or any other company or enterprise to which the person provides services at our request.

        The Underwriting Agreement to be filed as Exhibit 1.1 will provide for indemnification by the underwriters of us, our directors and officers, and by us of the underwriters, for some liabilities arising under the Securities Act, and affords some rights of contribution with respect thereto.

ITEM 15.    RECENT SALES OF UNREGISTERED SECURITIES.

        In the three years preceding the filing of this registration statement, we have issued the following securities that were not registered under the Securities Act. The following share numbers and dollar amounts do not give effect to the 23.75 for-one stock split of our common stock that will occur prior to the consummation of this offering.

  •
  Since August 15, 2007, certain of our executive officers and former executive officers exercised options granted pursuant to the Douglas Dynamics, Inc. 2004 Stock Incentive Plan to purchase an aggregate of 8,875 shares of our common stock at an exercise price of $100 per share. Certain of our executive officers and former executive officers delivered a promissory note and pledge and security agreement to the company in respect of the aggregate exercise price of such options. See "Certain Relationships and Related Party Transactions—Promissory Notes / Pledge and Security Agreements."

        The sales of the above securities were exempt from registration under the Securities Act in reliance on Rule 701 promulgated under Section 3(b) of the Securities Act as transactions pursuant to benefit plans and contracts relating to compensation.

ITEM 16.    EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

Exhibit Number	Title
1.1#	Form of Underwriting Agreement.
3.1#	Third Amended and Restated Certificate of Incorporation of Douglas Dynamics, Inc., as currently in effect.
3.2#	Amendment to Third Amended and Restated Certificate of Incorporation of Douglas Dynamics, Inc., as currently in effect.
3.3#	Form of Fourth Amended and Restated Certificate of Incorporation of Douglas Dynamics, Inc., to be in effect upon consummation of this offering.
3.4#	Amended and Restated Bylaws of Douglas Dynamics, Inc., as currently in effect.
3.5#	First Amendment to Amended and Restated Bylaws of Douglas Dynamics, Inc., as currently in effect.
3.6#	Form of Second Amended and Restated Bylaws of Douglas Dynamics, Inc., to be in effect upon consummation of this offering.
4.1#	Form of Common Stock Certificate.
4.2#	Indenture, dated as of December 16, 2004, among Douglas Dynamics, L.L.C., Douglas Dynamics Finance Company, Douglas Dynamics, Inc. and U.S. Bank National Association.
4.3#	First Supplemental Indenture, dated as of June 28, 2005, among Fisher, LLC, Douglas Dynamics, L.L.C., Douglas Dynamics Finance Company, Douglas Dynamics, Inc. and U.S. Bank National Association.
4.4#	Form of Global Note for Douglas Dynamics, L.L.C. and Douglas Dynamics Finance Company 7 3/4% senior notes due 2012.

Exhibit Number	Title
4.5#	Form of Douglas Holdings, Inc. Guarantee for Douglas Dynamics, L.L.C. and Douglas Dynamics Finance Company 7 3/4% senior notes due 2012.
5.1#	Opinion of Gibson, Dunn & Crutcher LLP.
10.1*
Amendment No. 2 to Senior Secured Term Credit and Guaranty Agreement, dated as of April 16, 2010 by and among Douglas Dynamics, L.L.C. and each of the lenders party thereto (including as Exhibit A thereto Senior Secured Term Credit and Guaranty Agreement, dated as of May 21, 2007, by and among Douglas Dynamics, Inc., Douglas Dynamics, L.L.C., Fisher, LLC and Douglas Dynamics Finance Company, the banks and financial institutions party thereto and Credit Suisse, Cayman Islands Branch as administrative agent as amended by Amendment No. 1, dated as of December 19, 2008 and Amendment No. 2, dated as of April 16, 2010).
10.2*
Exhibits and Schedules to Senior Secured Term Credit and Guaranty Agreement, dated as of May 21, 2007, by and among Douglas Dynamics, Inc., Douglas Dynamics, L.L.C., Fisher, LLC and Douglas Dynamics Finance Company, the banks and financial institutions party thereto and Credit Suisse, Cayman Islands Branch as administrative agent as amended by Amendment No. 1, dated as of December 19, 2008 and Amendment No. 2, dated as of April 16, 2010.
10.3*
Amendment No. 1 to Senior Secured Revolving Credit and Guaranty Agreement, dated as of April 16, 2010 by and among Douglas Dynamics, L.L.C., Fisher, LLC and Douglas Dynamics Finance Company and each of the lenders party thereto (including as Exhibit A thereto Senior Secured Revolving Credit and Guaranty Agreement, dated as of May 21, 2007, by and among Douglas Dynamics, Inc., Douglas Dynamics, L.L.C., Fisher, LLC and Douglas Dynamics Finance Company, the banks and financial institutions party thereto and Credit Suisse, Cayman Islands Branch as administrative agent as amended by Amendment No. 1, dated as of April 16, 2010).
10.4*
Exhibits and Schedules to Senior Secured Revolving Credit and Guaranty Agreement, dated as of May 21, 2007, by and among Douglas Dynamics, Inc., Douglas Dynamics, L.L.C., Fisher, LLC and Douglas Dynamics Finance Company, the banks and financial institutions party thereto and Credit Suisse, Cayman Islands Branch as administrative agent as amended by Amendment No. 1, dated as of April 16, 2010.
10.5#	Employment Agreement between Robert McCormick and Douglas Dynamics, Inc., dated September 7, 2004, as amended by that certain amendment, dated as of October 1, 2008.
10.6#	Form of Amendment No. 2 to Employment Agreement between Robert McCormick and Douglas Dynamics, Inc.
10.7#	Employment Agreement between James L. Janik and Douglas Dynamics, Inc., dated March 30, 2004.
10.8#	Form of Amendment No. 1 to Employment Agreement between James L. Janik and Douglas Dynamics, Inc.
10.9#	Employment Agreement between Mark Adamson and Douglas Dynamics, Inc., dated August 27, 2007.
10.10#	Form of Amendment No. 1 to Employment Agreement between Mark Adamson and Douglas Dynamics, Inc.
10.11#	Securities Repurchase and Cancellation Agreement made and entered into as of December 22, 2008 by and between James Janik and Douglas Dynamics, Inc.

Exhibit Number	Title
10.12#	Securities Repurchase and Cancellation Agreement made and entered into as of January 23, 2009 by and between James Janik and Douglas Dynamics, Inc.
10.13#	Securities Repurchase and Cancellation Agreement made and entered into as of December 22, 2008 by and between Robert McCormick and Douglas Dynamics, Inc.
10.14#	Securities Repurchase and Cancellation Agreement made and entered into as of January 23, 2009 by and between Robert McCormick and Douglas Dynamics, Inc.
10.15#	Douglas Dynamics, Inc. 2004 Stock Incentive Plan.
10.16#	Form of Douglas Dynamics, Inc. Amended and Restated 2004 Stock Incentive Plan.
10.17#	Form of Management Incentive Option Agreement under Douglas Dynamics, Inc. 2004 Stock Incentive Plan.
10.18#	Form of Amended and Restated Management Incentive Option Agreement under Douglas Dynamics, Inc. Amended and Restated 2004 Stock Incentive Plan.
10.19#	Form of Management Non-Qualified Stock Option Agreement under Douglas Dynamics, Inc. 2004 Stock Incentive Plan.
10.20#	Form of Amended and Restated Management Non-Qualified Option Agreement under Douglas Dynamics, Inc. Amended and Restated 2004 Stock Incentive Plan.
10.21#	Form of Non-Employee Director Non-Qualified Option Agreement under Douglas Dynamics, Inc. 2004 Stock Incentive Plan.
10.22#	Form of Amended and Restated Non-Employee Director Non-Qualified Option Agreement under Douglas Dynamics, Inc. Amended and Restated 2004 Stock Incentive Plan.
10.23#	Amended and Restated Management Incentive Option Agreement under Douglas Dynamics, Inc. 2004 Stock Incentive Plan between Douglas Dynamics, Inc. and James L. Janik, dated March 31, 2004.
10.24#	Form of Second Amended and Restated Management Incentive Option Agreement under Douglas Dynamics, Inc. Amended and Restated 2004 Stock Incentive Plan between Douglas Dynamics, Inc. and James L. Janik.
10.25#	Amended and Restated Non-Qualified Option Agreement under Douglas Dynamics, Inc. 2004 Stock Incentive Plan between Douglas Dynamics, Inc. and James L. Janik, dated March 31, 2004.
10.26#	Form of Second Amended and Restated Non-Qualified Option Agreement under Douglas Dynamics, Inc. Amended and Restated 2004 Stock Incentive Plan between Douglas Dynamics, Inc. and James L. Janik.
10.27#	Form of Amended and Restated Deferred Stock Unit Agreement.
10.28#	Douglas Dynamics 2009 Annual Incentive Plan.
10.29#	Douglas Dynamics, L.L.C. Annual Incentive Plan 2009.
10.30#	Douglas Dynamics, L.L.C. Long Term Incentive Plan 2009.
10.31#	Douglas Dynamics, Inc. Liquidity Bonus Plan.
10.32#	Douglas Dynamics, Inc. 2010 Stock Incentive Plan.

Exhibit Number	Title
10.33#	Form of Restricted Stock Agreement under Douglas Dynamics, Inc. 2010 Stock Incentive Plan.
10.34#	Alternative Form of Restricted Stock Agreement under Douglas Dynamics, Inc. 2010 Stock Incentive Plan.
10.35#	Form of Restricted Stock Units Agreement under Douglas Dynamics, Inc. 2010 Stock Incentive Plan.
10.36#	Form of Nonqualified Stock Option Agreement under Douglas Dynamics, Inc. 2010 Stock Incentive Plan.
10.37#	Form of Incentive Stock Option Agreement under 2010 Stock Incentive Plan.
10.38#	Second Amended and Restated Securityholders Agreement among Douglas Dynamics, Inc. and certain of its stockholders, optionholders and warrantholders, dated June 30, 2004.
10.39#	First Amendment to Second Amended and Restated Securityholders Agreement among Douglas Dynamics, Inc. and certain of its stockholders, optionholders and warrantholders, dated December 27, 2004.
10.40#	Form of Second Amendment to Second Amended and Restated Securityholders Agreement among Douglas Dynamics, Inc. and certain of its stockholders, optionholders and warrantholders.
10.41#	Amended and Restated Joint Management Services Agreement among Douglas Dynamics, Inc., Douglas Dynamics, L.L.C., Aurora Management Partners LLC and ACOF Management, L.P. dated as of April 12, 2004.
10.42#	Form of Second Amended and Restated Joint Management Services Agreement among Douglas Dynamics, Inc., Douglas Dynamics, L.L.C., Aurora Management Partners LLC, and ACOF Management, L.P.
10.43#	Form of Director and Officer Indemnification Agreement.
21.1#	Subsidiaries of Douglas Dynamics, Inc.
23.1#	Consent of Gibson, Dunn & Crutcher, LLP (included as part of Exhibit 5.1)
23.2#	Consent of Ernst & Young LLP.
24.1#	Power of Attorney (included on signature page of Registration Statement hereto).

*
Filed herewith

**
To be filed by amendment

#
Previously filed

ITEM 17.    UNDERTAKINGS.

        The undersigned registrant hereby undertakes to provide to the underwriters at the closing specified in the underwriting agreement, certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933, or the Act, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        The undersigned registrant hereby undertakes that:

  (a)
  For purposes of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

  (b)
  For the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

  (c)
  For the purpose of determining liability under the Act to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

  (d)
  For the purpose of determining liability of the registrant under the Act to any purchaser in the initial distribution of the securities: The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

  i.
  Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

  ii.
  Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

  iii.
  The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

  iv.
  Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 7 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, Wisconsin, on May 3, 2010.

DOUGLAS DYNAMICS, INC.
By:	/s/ JAMES L. JANIK James L. Janik President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, the following persons have signed this Amendment No. 7 to Registration Statement in the capacities and on the date indicated.

* James L. Janik		President and Chief Executive Officer (Principal Executive Officer) and Director	May 3, 2010
* Robert McCormick		Vice President and Chief Financial Officer (Principal Financial Officer)	May 3, 2010
* Robert Young		Controller	May 3, 2010
* Mark Rosenbaum		Director	May 3, 2010
* Michael Marino		Director	May 3, 2010
* Jack O. Peiffer		Director	May 3, 2010
* Michael W. Wickham		Director	May 3, 2010
* Nav Rahemtulla		Director	May 3, 2010
* Jeffrey Serota		Director	May 3, 2010
*By:	/s/ JAMES L. JANIK James L. Janik Attorney-in-Fact

 EXHIBIT INDEX

Exhibit Number	Title
1.1#	Form of Underwriting Agreement.
3.1#	Third Amended and Restated Certificate of Incorporation of Douglas Dynamics, Inc., as currently in effect.
3.2#	Amendment to Third Amended and Restated Certificate of Incorporation of Douglas Dynamics, Inc., as currently in effect.
3.3#	Form of Fourth Amended and Restated Certificate of Incorporation of Douglas Dynamics, Inc., to be in effect upon consummation of this offering.
3.4#	Amended and Restated Bylaws of Douglas Dynamics, Inc., as currently in effect.
3.5#	First Amendment to Amended and Restated Bylaws of Douglas Dynamics, Inc., as currently in effect.
3.6#	Form of Second Amended and Restated Bylaws of Douglas Dynamics, Inc., to be in effect upon consummation of this offering.
4.1#	Form of Common Stock Certificate.
4.2#	Indenture, dated as of December 16, 2004, among Douglas Dynamics, L.L.C., Douglas Dynamics Finance Company, Douglas Dynamics, Inc. and U.S. Bank National Association.
4.3#	First Supplemental Indenture, dated as of June 28, 2005, among Fisher, LLC, Douglas Dynamics, L.L.C., Douglas Dynamics Finance Company, Douglas Dynamics, Inc. and U.S. Bank National Association.
4.4#	Form of Global Note for Douglas Dynamics, L.L.C. and Douglas Dynamics Finance Company 7 3/4% senior notes due 2012.
4.5#	Form of Douglas Holdings, Inc. Guarantee for Douglas Dynamics, L.L.C. and Douglas Dynamics Finance Company 7 3/4% senior notes due 2012.
5.1#	Opinion of Gibson, Dunn & Crutcher LLP.
10.1*
Amendment No. 2 to Senior Secured Term Credit and Guaranty Agreement, dated as of April 16, 2010 by and among Douglas Dynamics, L.L.C. and each of the lenders party thereto (including as Exhibit A thereto Senior Secured Term Credit and Guaranty Agreement, dated as of May 21, 2007, by and among Douglas Dynamics, Inc., Douglas Dynamics, L.L.C., Fisher, LLC and Douglas Dynamics Finance Company, the banks and financial institutions party thereto and Credit Suisse, Cayman Islands Branch as administrative agent as amended by Amendment No. 1, dated as of December 19, 2008 and Amendment No. 2, dated as of April 16, 2010).
10.2*
Exhibits and Schedules to Senior Secured Term Credit and Guaranty Agreement, dated as of May 21, 2007, by and among Douglas Dynamics, Inc., Douglas Dynamics, L.L.C., Fisher, LLC and Douglas Dynamics Finance Company, the banks and financial institutions party thereto and Credit Suisse, Cayman Islands Branch as administrative agent as amended by Amendment No. 1, dated as of December 19, 2008 and Amendment No. 2, dated as of April 16, 2010.

Exhibit Number	Title
10.3*	Amendment No. 1 to Senior Secured Revolving Credit and Guaranty Agreement, dated as of April 16, 2010 by and among Douglas Dynamics, L.L.C., Fisher, LLC and Douglas Dynamics Finance Company and each of the lenders party thereto (including as Exhibit A thereto Senior Secured Revolving Credit and Guaranty Agreement, dated as of May 21, 2007, by and among Douglas Dynamics, Inc., Douglas Dynamics, L.L.C., Fisher, LLC and Douglas Dynamics Finance Company, the banks and financial institutions party thereto and Credit Suisse, Cayman Islands Branch as administrative agent as amended by Amendment No. 1, dated as of April 16, 2010).
10.4*
Exhibits and Schedules to Senior Secured Revolving Credit and Guaranty Agreement, dated as of May 21, 2007, by and among Douglas Dynamics, Inc., Douglas Dynamics, L.L.C., Fisher, LLC and Douglas Dynamics Finance Company, the banks and financial institutions party thereto and Credit Suisse, Cayman Islands Branch as administrative agent as amended by Amendment No. 1, dated as of April 16, 2010.
10.5#	Employment Agreement between Robert McCormick and Douglas Dynamics, Inc., dated September 7, 2004, as amended by that certain amendment, dated as of October 1, 2008.
10.6#	Form of Amendment No. 2 to Employment Agreement between Robert McCormick and Douglas Dynamics, Inc.
10.7#	Employment Agreement between James L. Janik and Douglas Dynamics, Inc., dated March 30, 2004.
10.8#	Form of Amendment No. 1 to Employment Agreement between James L. Janik and Douglas Dynamics, Inc.
10.9#	Employment Agreement between Mark Adamson and Douglas Dynamics, Inc., dated August 27, 2007.
10.10#	Form of Amendment No. 1 to Employment Agreement between Mark Adamson and Douglas Dynamics, Inc.
10.11#	Securities Repurchase and Cancellation Agreement made and entered into as of December 22, 2008 by and between James Janik and Douglas Dynamics, Inc.
10.12#	Securities Repurchase and Cancellation Agreement made and entered into as of January 23, 2009 by and between James Janik and Douglas Dynamics, Inc.
10.13#	Securities Repurchase and Cancellation Agreement made and entered into as of December 22, 2008 by and between Robert McCormick and Douglas Dynamics, Inc.
10.14#	Securities Repurchase and Cancellation Agreement made and entered into as of January 23, 2009 by and between Robert McCormick and Douglas Dynamics, Inc.
10.15#	Douglas Dynamics, Inc. 2004 Stock Incentive Plan.
10.16#	Form of Douglas Dynamics, Inc. Amended and Restated 2004 Stock Incentive Plan.
10.17#	Form of Management Incentive Option Agreement under Douglas Dynamics, Inc. 2004 Stock Incentive Plan.
10.18#	Form of Amended and Restated Management Incentive Option Agreement under Douglas Dynamics, Inc. Amended and Restated 2004 Stock Incentive Plan.
10.19#	Form of Management Non-Qualified Stock Option Agreement under Douglas Dynamics, Inc. 2004 Stock Incentive Plan.

Exhibit Number	Title
10.20#	Form of Amended and Restated Management Non-Qualified Option Agreement under Douglas Dynamics, Inc. Amended and Restated 2004 Stock Incentive Plan.
10.21#	Form of Non-Employee Director Non-Qualified Option Agreement under Douglas Dynamics, Inc. 2004 Stock Incentive Plan.
10.22#	Form of Amended and Restated Non-Employee Director Non-Qualified Option Agreement under Douglas Dynamics, Inc. Amended and Restated 2004 Stock Incentive Plan.
10.23#	Amended and Restated Management Incentive Option Agreement under Douglas Dynamics, Inc. 2004 Stock Incentive Plan between Douglas Dynamics, Inc. and James L. Janik, dated March 31, 2004.
10.24#	Form of Second Amended and Restated Management Incentive Option Agreement under Douglas Dynamics, Inc. Amended and Restated 2004 Stock Incentive Plan between Douglas Dynamics, Inc. and James L. Janik.
10.25#	Amended and Restated Non-Qualified Option Agreement under Douglas Dynamics, Inc. 2004 Stock Incentive Plan between Douglas Dynamics, Inc. and James L. Janik, dated March 31, 2004.
10.26#	Form of Second Amended and Restated Non-Qualified Option Agreement under Douglas Dynamics, Inc. Amended and Restated 2004 Stock Incentive Plan between Douglas Dynamics, Inc. and James L. Janik.
10.27#	Form of Amended and Restated Deferred Stock Unit Agreement.
10.28#	Douglas Dynamics 2009 Annual Incentive Plan.
10.29#	Douglas Dynamics, L.L.C. Annual Incentive Plan 2009.
10.30#	Douglas Dynamics, L.L.C. Long Term Incentive Plan 2009.
10.31#	Douglas Dynamics, Inc. Liquidity Bonus Plan.
10.32#	Douglas Dynamics, Inc. 2010 Stock Incentive Plan.
10.33#	Form of Restricted Stock Agreement under Douglas Dynamics, Inc. 2010 Stock Incentive Plan.
10.34#	Alternative Form of Restricted Stock Agreement under Douglas Dynamics, Inc. 2010 Stock Incentive Plan.
10.35#	Form of Restricted Stock Units Agreement under Douglas Dynamics, Inc. 2010 Stock Incentive Plan.
10.36#	Form of Nonqualified Stock Option Agreement under Douglas Dynamics, Inc. 2010 Stock Incentive Plan.
10.37#	Form of Incentive Stock Option Agreement under 2010 Stock Incentive Plan.
10.38#	Second Amended and Restated Securityholders Agreement among Douglas Dynamics, Inc. and certain of its stockholders, optionholders and warrantholders, dated June 30, 2004.
10.39#	First Amendment to Second Amended and Restated Securityholders Agreement among Douglas Dynamics, Inc. and certain of its stockholders, optionholders and warrantholders, dated December 27, 2004.

Exhibit Number	Title
10.40#	Form of Second Amendment to Second Amended and Restated Securityholders Agreement among Douglas Dynamics, Inc. and certain of its stockholders, optionholders and warrantholders.
10.41#	Amended and Restated Joint Management Services Agreement among Douglas Dynamics, Inc., Douglas Dynamics, L.L.C., Aurora Management Partners LLC and ACOF Management, L.P. dated as of April 12, 2004.
10.42#	Form of Second Amended and Restated Joint Management Services Agreement among Douglas Dynamics, Inc., Douglas Dynamics, L.L.C., Aurora Management Partners LLC, and ACOF Management, L.P.
10.43#	Form of Director and Officer Indemnification Agreement.
21.1#	Subsidiaries of Douglas Dynamics, Inc.
23.1#	Consent of Gibson, Dunn & Crutcher, LLP (included as part of Exhibit 5.1)
23.2#	Consent of Ernst & Young LLP.
24.1#	Power of Attorney (included on signature page of Registration Statement hereto).

*
Filed herewith

**
To be filed by amendment

#
Previously filed

QuickLinks

EXPLANATORY NOTE
PART II INFORMATION NOT REQUIRED IN THE PROSPECTUS
  ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.
  ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.
  ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.
  ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.
  ITEM 17. UNDERTAKINGS.
SIGNATURES
EXHIBIT INDEX